ARMOUR RESIDENTIAL REIT, Inc. Company Update 12/23/2016

PLEASE READ: Important Regulatory and Yield Estimate Risk Disclosures 2 Certain statements made in this presentation regarding ARMOUR Residential REIT, Inc. (“ARMOUR” or the “Company”), and any other statements regarding ARMOUR’s future expectations, beliefs, goals or prospects constitute forward-looking statements made within the meaning of Section 21E of the Securities Exchange Act of 1934. Any statements that are not statements of historical fact (including statements containing the words “believes,” “plans,” “anticipates,” “expects,” “estimates” and similar expressions) should also be considered forward-looking statements. Forward-looking statements include but are not limited to statements regarding the projections for ARMOUR’s business and plans for future growth and operational improvements. A number of important factors could cause actual results or events to differ materially from those indicated by such forward-looking statements. ARMOUR assumes no obligation to update the information in this communication, except as otherwise required by law. Readers are cautioned not to place undue reliance on these forward- looking statements, which speak only as of the date hereof. This material is for information purposes only and does not constitute an offer to sell, a solicitation of an offer to buy, or a recommendation for any securities or financial instruments. The statements, information and estimates contained herein are based on information that the presenter believes to be reliable as of today's date, but cannot be represented that such statements, information or estimates are complete or accurate. Actual realized yields, durations and net durations described herein will depend on a number of factors that cannot be predicted with certainty. Estimated yields do not reflect any of the costs of operation of ARMOUR. THE INFORMATION PRESENTED HEREIN IS UNAUDITED AND UNREVIEWED.

Timing of Monthly Company Update 3 ARMOUR is making a change in the release dates of the Monthly Company Updates starting in 2017.   ARMOUR plans to prepare future Monthly Company Updates based on portfolio and other information at the end of the first two months of each quarter (i.e.; January 31st, February 28th; April 30th, May 31st, July 31st, August 31st, October 31st, November 30th). ARMOUR plans to release these Monthly Company Updates after our regular monthly closing process is complete. ARMOUR’s Forms 10-Q and 10-K contain information as of quarter end, and therefore no separate Monthly Company Updates are planned for the third months of each quarter.

ARMOUR Monthly Metrics 4 Market Date 10/14/16 11/18/16 12/21/16 Common Stock Price $22.02 $22.18 $21.41 Estimated Book Value(1) $27.75 $25.13 $23.53 Common Shares Outstanding 36,756,835 36,756,835 36,756,835 Preferred A Shares Outstanding 2,180,572 2,180,572 2,180,572 Preferred B Shares Outstanding 5,650,000 5,650,000 5,650,000 Asset Balance Sheet Duration 3.18 4.15 4.02 Hedge Balance Sheet Duration (2.20) (2.16) (2.81) Net Balance Sheet Duration 0.99 1.99 1.21 Leverage(2) 6.7 7.2 6.6 Rates DV01 1,040,511 2,013,824 1,175,000 Spread DV01 5,089,430 5,290,660 4,840,000 FNCL 3.5 Price 105.02 102.70 101.64 FNCI 3.0 Price 104.69 103.09 102.09 10 Yr Treasury Yield 1.80% 2.36% 2.54% 5 Year OIS Swap Rate 0.93% 1.46% 1.68% 10 Year OIS Swap Rate 1.26% 1.85% 2.06% Quarter AssetYield Cost of Funds Net Interest Margin Q1 2014 3.20 1.37 1.82 Q2 2014 2.85 1.40 1.46 Q3 2014 2.68 1.25 1.43 Q4 2014 2.71 1.44 1.27 Q1 2015 2.72 1.52 1.20 Q2 2015 2.61 1.24 1.36 Q3 2015 2.56 1.12 1.44 Q4 2015 2.70 1.13 1.58 Q1 2016 2.73 1.36 1.37 Q2 2016 2.68 1.33 1.35 Q3 2016 2.69 1.25 1.44 (1) A portion of the dividend payable has been subtracted from the *estimated* book value based on accrual throughout the month. (2) Leverage does not include TBA dollar rolls or forward settling transactions. Leverage is based on current equity.

ARMOUR Capitalization, Dividend Policy, Transparency and Manager Transparency and Governance 5 ARMOUR REIT Manager Common Stock Dividend Policy Capitalization Information as of 12/21/2016. • 36,756,835 shares of common stock outstanding (NYSE: “ARR”). (1) • 2,180,572 shares of Series A Preferred Stock outstanding (NYSE: “ARR PrA”). • 5,650,000 shares of Series B Preferred Stock outstanding (NYSE: “ARR PrB”). • Total Capitalization of $1,060.7 million composed of: ◦ Estimated book value of common stock of $865.0 million. ◦ Preferred stock par value of $195.8 million. • ARMOUR pays common stock dividends monthly. • Dividends are typically announced on a monthly basis. • Portfolio and liability details are updated monthly at www.armourreit.com. • Premium amortization is expensed monthly as it occurs. No yield smoothing. (2) • Hedge positions are marked-to-market daily (GAAP/Tax differences). • Non-Executive Board Chairman and separate Lead Independent Director. • ARMOUR REIT is externally managed by ARMOUR Capital Management LP. (1) Share count data is as of 12/21/2016 close (including dilutive common stock equivalents). (2) Due to the prepayment lockout feature of our Agency multifamily securities, premium is amortized using a level yield methodology

ARMOUR Balance Sheet Metrics ARMOUR invests in mortgage securities. Current allocation of equity in repo is: • 55.0% in Agency securities. • 45.0% in Non-Agency securities. 1.21 net balance sheet duration. • 4.02 gross asset duration. • (2.81) hedge duration. $4.3 billion in hedges (interest rate swaps). • 51.0% of Agency fixed rate assets hedged. • 70.8% of Agency fixed rate asset repurchase agreements hedged. $473.1 million in total liquidity. • $271.5 million in true cash. • $99.1 million in unlevered securities. • $102.5 million in short term Agency P&I. 6.6x estimated shareholder's equity. • $7.0 billion in net REPO borrowings. • 6 Assets Duration Hedging Liquidity Leverage Information as of 12/21/2016.

ARMOUR Portfolio Strategy and Investment Methodology 7 Non-Agency Structure Analysis ◦ Seniority, subordination model. ◦ Model completeness and accuracy. ◦ Litigation and policy risks. Agency & Non-Agency Class Analysis ◦ Prepayment history. ◦ Prepayment expectations. ◦ Premium/discount. ◦ Liquidity. Agency & Non-Agency Loan Analysis ◦ Original and current loan balance. ◦ Year of origination. ◦ Originating company, third-party originators. ◦ Loan seasoning. ◦ Principal amortization schedule. ◦ Original loan-to-value ratio. ◦ Geography. ◦ 63.0% of our 15yr MBS are between 85k - 175k loan balances. Agency Pool Analysis ◦ Prepayment history and expectations. ◦ Premium over par. ◦ Hedgability. ◦ Liquidity. ◦ Diversify broadly to limit idiosyncratic pool risk. Management has a focused and disciplined approach to evaluating assets for inclusion in the ARMOUR portfolio. ARMOUR employs a strong bias toward a ‘buy and hold’ strategy rather than a ‘trading’ strategy. ARMOUR will strategically sell assets when it believes market conditions warrant. Information as of 12/21/2016

ARMOUR Agency & Non-Agency Portfolio 8 Information as of 12/21/2016. Portfolio value is based on independent third-party pricing. Information includes estimates of the effect of forward settling trades. Some totals may not foot due to rounding. Total Agency Securities % of Portfolio Current Value (millions) Weighted Average Purchase Price Weighted Average Current Market Price Weighted Average Net/ Gross Coupon Estimated Effective Duration Using Current Values ARMs & Hybrids 0.9% $ 83.6 104.7% 103.8% 2.53/3.15 1.50 Agency Multifamily Ballooning in 120 Months or Less 14.8% $ 1,431.2 102.2% 101.6% 3.18/4.33 6.33 Fixed Rates Maturing Between 0 and 120 Months 1.5% $ 141.6 104.7% 104.6% 3.92/4.30 2.96 Fixed Rates Maturing Between 121 and 180 Months 34.2% $ 3,296.7 105.1% 103.9% 3.50/3.98 3.96 Fixed Rates Maturing Between 181 and 240 Months 3.6% $ 350.3 108.1% 106.0% 4.16/4.68 4.16 Fixed Rates Maturing Between 241 and 300 Months 1.3% $ 124.2 107.1% 104.2% 3.87/4.51 4.88 Fixed Rates Maturing Between 301 and 360 Months 10.8% $ 1,044.4 105.9% 104.1% 3.86/4.35 5.56 Interest-Only 0.4% $ 34.8 19.0% 21.4% 4.83/5.35 (3.99) Total or Weighted Average 67.4% $ 6,506.8 104.3% 103.1% 3.53/4.17 4.67 Total Non-Agency Securities % of Portfolio Current Value (millions) Weighted Average Purchase Price Weighted Average Current Market Price Weighted Average Net/Gross Coupon Estimated Effective Duration Using Current Values Legacy Non-Agency Assets 1.0% $ 99.3 77.7% 81.4% 5.33/4.73 0.59 New Issue Prime Fixed 0.1% $ 10.9 95.0% 96.4% 3.66/3.95 5.74 Credit Risk Transfer 8.5% $ 822.3 98.3% 105.7% 5.09/4.20 (0.92) NPL/RPLs 1.3% $ 123.7 99.9% 100.3% 3.80/4.18 1.16 Total or Weighted Average 10.9% $ 1,056.2 96.5% 102.7% 4.95/4.25 (0.47) Total or Weighted Average Portfolio 100.0% $ 9,649.7 101.9% 101.6% 3.60/4.06 4.02 Total TBA Securities % of Portfolio Current Value (millions) Weighted Average Purchase Price Weighted Average Current Market Price Weighted Average Net/Gross Coupon Estimated Effective Duration Using Current Values 15Y TBA 16.2% $ 1,564.9 101.8% 101.0% N/A 4.31 30Y TBA 5.4% $ 521.8 104.9% 104.4% N/A 4.17 Total or Weighted Average 21.6% $ 2,086.7 102.6% 101.8% N/A 4.28

9 ARMOUR Balance Sheet Hedge Metrics Amount (millions) Total Hedge % Agency Fixed Rate Assets2 $8,486.0 51.0% Agency Fixed Rate Asset Repo Balance2 $6,105.7 70.8% Total Duration Contributionto Balance Sheet (1) Agency Assets 4.07 Non-Agency Assets (0.05) Interest Rate Swaps (2.81) Net Balance Sheet 1.21 (1) The duration contribution to the balance sheet is based on effective duration and market value. Information and pricing as of 12/21/2016. Some totals may not foot due to rounding. (2) Includes $10.9 million of New Issue Prime Fixed and excludes Agency Interest-Only Securities. ARR’s Repo Balance is significantly smaller than its fixed rate assets due to its TBA positions. Includes effects of forward settling trades.

ARMOUR Hedge Portfolio 10 Information as of 12/21/2016. Some totals may not foot due to rounding. Derivative Type Remaining Term Weighted Average Remaining Term (Months) Notional Amount (millions) Weighted Average Rate Interest Rate Swap 0-12 Months 8 $ 200.0 0.54 Interest Rate Swap 13-24 Months 17 $ 50.0 0.92 Interest Rate Swap 25-36 Months 35 $ 550.0 1.21 Interest Rate Swap 37-48 Months 0 $ — 0.00 Interest Rate Swap 49-60 Months 0 $ — 0.00 Interest Rate Swap 61-72 Months 0 $ — 0.00 Interest Rate Swap 73-84 Months 77 $ 2,075.0 1.97 Interest Rate Swap 85-96 Months 84 $ 100.0 1.97 Interest Rate Swap 97-108 Months 0 $ — 0.00 Interest Rate Swap 109-120 Months 119 $ 1,050.0 1.93 Interest Rate Swap 121-132 Months 121 $ 300.0 2.06 Total or Weighted Average 81 $ 4,325.0 1.79

11 Monthly Portfolio Constant Prepayment Rate 14 13 12 11 10 9 8 7 6 Jan ua ry 20 16 Fe br ua ry 20 16 M arc h 2 01 6 Ap ril 20 16 M ay 20 16 Ju ne 20 16 Ju ly 20 16 Au gu st 20 16 Se pt em be r 2 01 6 Oc to be r 2 01 6 No ve mb er 20 16 De ce mb er 20 16 8.2 6.5 7.2 10.0 9.6 9.9 10.6 9.6 12.6 12.4 10.5 10.6 December 2016 Agency Asset CPR 25 20 15 10 5 0 AR Ms & Hy bri ds 10 Ye ar Pa ss- Th rou gh s 15 Ye ar Pa ss- Th rou gh s 20 Ye ar Pa ss- Th rou gh s 25 Ye ar Pa ss- Th rou gh s 30 Ye ar Pa ss- Th rou gh s Ag en cy Mu ltif am ily Ag en cy IO Po rtf oli o A ve rag e 10.6 9.9 13.9 16.2 21.8 10.2 — 21.2 10.6 ARMOUR expenses premium amortization monthly as it occurs. Constant Prepayment Rate ("CPR") is the annualized equivalent of single monthly mortality ("SMM"). CPR attempts to predict the percentage of principal that will prepay over the next twelve months based on historical principal pay downs. CPR is reported on the 4th business day of the month for the previous month's prepayment activity. ARMOUR Portfolio Constant Prepayment Rates ("CPR")

ARMOUR REPO Composition 12 (1) ARMOUR has 42 lending counterparties. Information as of 12/21/2016. Some totals may not foot due to rounding. REPO Counter-Party(1) Principal Borrowed (millions) Percentage of REPO Positions with ARMOUR Weighted Average Original Term in Days Weighted Average Remaining Term in Days Longest Remaining Term in Days 1 Mitsubishi UFJ Securities (USA), Inc. $ 610.2 8.8% 86 43 54 2 ICBC Financial Services LLC $ 570.4 8.2% 60 45 58 3 The Bank of Nova Scotia $ 533.2 7.7% 49 34 54 4 ABN AMRO Bank N.V. $ 453.8 6.5% 75 35 47 5 The Bank of New York Mellon $ 450.0 6.5% 63 25 33 6 Daiwa Securities America Inc. $ 419.7 6.0% 30 20 28 7 E D & F Man Capital Markets Inc. $ 355.0 5.1% 86 26 47 8 ING Financial Markets LLC $ 350.3 5.0% 30 17 19 9 Citibank, N.A. $ 345.1 5.0% 90 54 90 10 KGS-Alpha Capital Markets, L.P. $ 301.3 4.3% 44 36 54 11 RBC Capital Markets $ 285.3 4.1% 74 25 33 12 South Street Securities LLC $ 266.6 3.8% 62 36 48 13 Natixis Financial Products LLC $ 256.0 3.7% 42 34 58 14 FHLB - Cincinnati $ 247.0 3.6% 1 1 1 15 Citigroup Global Markets Inc. $ 238.9 3.4% 70 39 44 16 Morgan Stanley & Co. LLC $ 185.1 2.7% 41 19 30 17 Merrill Lynch, Pierce, Fenner & Smith Inc. $ 174.3 2.5% 32 18 23 18 Wells Fargo Bank, N.A. $ 150.7 2.2% 31 12 29 19 J.P. Morgan Securities LLC $ 139.7 2.0% 55 27 29 20 Guggenheim Securities, LLC $ 130.3 1.9% 61 27 27 21 Wells Fargo Securities $ 111.3 1.6% 30 16 16 22 Societe Generale $ 107.5 1.5% 30 7 7 23 Mizuho Securities USA Inc. $ 101.3 1.5% 60 25 30 24 Royal Bank of Canada $ 91.2 1.3% 90 54 90 25 BNP Paribas Securities Corp. $ 34.3 0.5% 31 21 28 26 UBS Securities LLC $ 30.0 0.4% 1,098 124 124 27 Barclays Capital Inc. $ 16.1 0.2% 32 27 27 Total or Weighted Average $ 6,954.7 100% 61 31 Weighted Average Repo Rate 1.06% Weighted Average Haircut 7.45% Debt to Shareholders' Equity Ratio 6.6

www.armourreit.com ARMOUR Residential REIT, Inc. 3001 Ocean Drive Suite 201 Vero Beach, FL 32963 772-617-4340